Putnam
Massachusetts
Tax Exempt
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-99


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From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Because of their limited attractiveness to non-U.S. investors, municipal bonds did not experience the turbulence endured by taxable bonds, especially U.S. Treasury issues, in the wake of global investors' flight to quality last fall. For U.S. investors, however, municipals have provided unusually handsome current income both in real terms, thanks to low inflation, and relative to after-tax returns on taxable securities, especially for higher-bracket taxpayers.

Putnam Massachusetts Tax Exempt Income Fund's management has been focusing on generating maximum current income without undue risk to principal, primarily through careful selection of portfolio holdings and strategies aimed at risk reduction. Management is also cautiously seeking out bonds with longer maturities and is currently focusing on noncallable bonds, both moves designed to lock in attractive current returns.

I am pleased to announce the appointment of David E. Hamlin as the new manager of your fund. Before joining Putnam in 1998 as a senior portfolio manager, he was with Vanguard Group, Provident Institutional Management Corp., and Provident Bank. He has 17 years of investment experience.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
July 21, 1999



Report from the Fund Manager

David E. Hamlin

If you own investments, the best of all possible worlds is one in which supply is low and demand is high. This is precisely the point at which Putnam Massachusetts Tax Exempt Income Fund found itself on May 31, 1999, the end of its 1999 fiscal year. The current environment is in sharp contrast to market conditions last year at this time. In the spring of 1998, interest rates were heading toward new lows and institutions were scrambling to complete their financing before rates went up again. As fiscal 1999 drew to a close, interest rates had backed up somewhat, and year-to-date supply of new Massachusetts issues was down by almost 15% compared to 1998 levels. Meanwhile demand, which remained steady throughout much of 1999, was poised for a seasonal uptick in June and July, when coupons are payable and investors look for opportunities to reinvest their dividends. While the fund had not yet fully benefited from these favorable conditions as of the end of May 1999, it continues to deliver attractive levels of tax-free income.

Total return for 12 months ended 5/31/99

        Class A           Class B           Class M
     NAV       POP     NAV      CDSC     NAV       POP
---------------------------------------------------------------
     3.60%    -1.34%   2.81%   -2.10%    3.29%    -0.04%
---------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 7.


* FUND BENEFITS FROM STRONG MASSACHUSETTS ECONOMY

At least part of the recent strength of the Massachusetts economy reflects national trends. Consumers in general are confident. The Federal Reserve Board successfully calmed the markets during last fall's financial crisis and the equity markets -- though turbulent -- continue to advance.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Hospitals/
health care         35.9%

Education           19.0%

Transportation      13.5%

Water and
sewerage            10.7%

Utilities            3.9%

Footnote reads:
*Based on net assets as of 5/31/99. Holdings will vary over time.


Investors in Massachusetts municipal bonds also benefit from the strength of the Commonwealth itself. Massachusetts enjoys essentially full employment, especially in the service market, and job creation remains strong. The financial services sector, which is a major local employer, is robust. Education, health care, and research continue to flourish, and construction jobs abound. The Big Dig alone is employing a huge number of people and a new federal courthouse was just completed on the waterfront. Local projects in the offing include a new stadium for the New England Patriots and a new or rebuilt version of Fenway Park.

* EMPHASIS ON INCOME AND CAREFUL CREDIT SELECTION

Your fund's current emphasis is on high-coupon, premium bonds. Since we do not hold strong views on the current direction of the market, we have focused on some unique opportunities in the high-yield sector, drawing on Putnam's extensive credit research to identify the most promising candidates.

Lasell Village bonds are a good example of the kind of opportunity we seek. The issues in the portfolio have a 6 3/8 coupon, which is high for today's market. The high rate these bonds pay is intended to compensate investors for added risk because the village is a relatively new concept in retirement communities. Situated in the campus of Lasell College in Newton, the community has a mandatory educational component, similar to centers at Oberlin College and at Dartmouth. Retirees will live in a campus setting and spend much of their time attending classes and taking part in college life. The initial response to communities of this type has been extremely positive and we believe this particular development -- located in a residential community 15 minutes from Boston -- offers exceptional promise.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

AA/Aa -- 12.4%

A -- 8.4%

BBB/Baa -- 16.6%

BB/Ba -- 8.0%

VMIG1 -- 1.6%

B -- 0.8%

AAA/Aaa -- 52.2%

Footnote reads:
* As a percentage of market value as of 5/31/99. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


"Your fund's current emphasis is on high coupon, premium bonds. Since we do not hold strong views on the current direction of the market, we have focused on some unique opportunities among the high-yielding sector, drawing on Putnam's extensive credit research to identify the most promising candidates."

-- David Hamlin, manager, Putnam Massachusetts Tax Exempt Income Fund


Lasell Village, along with other high-yield holdings in the portfolio, illustrates the importance of Putnam's exhaustive research effort. By sifting through all the details of a project, from the approval process to construction and face-to-face meetings with developers, the project's board, and potential clients, we believe we are able to identify issues that may combine high current income, relative price stability, and the potential for long-term appreciation. While we viewed these holdings favorably during the period, along with others discussed in this report, everything in the portfolio is subject to ongoing review and may vary in the future in accordance with the fund's investment strategy.


A closer look at municipal credit ratings

Rating agencies such as Moody's Investors Service and Standard & Poor's
Corp. assign ratings to municipal issuers based on an in-depth analysis of the issuer's financial condition and management, economic and debt characteristics, and the specific revenue sources securing the bond. The highest ratings are Aaa (Moody's) and AAA (Standard & Poor's). Bonds rated in the Baa/BBB category or higher (A and Aa/AA) are considered to be investment grade. Securities in the Ba/BB group and below are considered to be below investment grade or high yield. If you look at "The fund's portfolio" in the back of this report, you will see ratings next to each issuer's name. The quality pie chart on page 3 summarizes this listing to give you a general sense of the portfolio's quality.

Sometimes smaller bonds are not rated because the cost of obtaining a rating is not justifiable. Unrated bonds can still offer attractive investment opportunities and may end up in your fund's portfolio; in such a case, Putnam's analysts perform their own ratings and the bonds are identified in the portfolio listing by a /P rating.


"Massachusetts offers a plenitude of opportunities for municipal investors. Thirty single-state funds devote their efforts to this market, which is one of the country's largest . . . [Putnam Massachusetts Tax Exempt Income Fund] has distinguished itself from the pack by its willingness to delve into lower-quality credits."

-- Morningstar Mutual Funds, April 21, 1999


* COMMONWEALTH OFFERS MANY UNIQUE OPPORTUNITIES

We continue to be active in the education sector, which is a major part of the Massachusetts economy and a large segment of the local municipal bond market. We recently purchased bonds issued by Eastern Nazarene College, which occupies a small but viable niche in the continuing education market. It offers programs that allow people to earn secondary degrees as well as management training with an even split between vocational and professional education.

We also invested in bonds issued by Massachusetts State Development Finance Authority Boston (Boston Biomed), which is another instance of the unique opportunities that exist in Massachusetts. Mass. Biomed is a major center for independent research that performs sophisticated analysis on cellular structure for disease prevention. Funding for research projects comes from the National Institutes of Health as well as from government grants, and the projects attract both dollars and brainpower from all over the country.

Partners Health Care is another offering in which your fund participated recently. Partners is a nonprofit organization that includes Massachusetts General and Brigham & Women's hospitals and is one of the largest health-care systems in the state.

* PREREFUNDING IMPROVES TOTAL RETURN

On the total return side, your fund benefited from an advanced refunding of the Rehabilitation Hospital of the Cape and Islands, a project of the Massachusetts Health and Educational Facilities Authority. Our involvement in this project originated during the construction phase in 1994. It was sponsored by the Spaulding Rehabilitation Hospital, which is the largest operator of rehabilitation centers in the country, and we believed that this sponsorship would contribute to the project's success. What's more, its Cape Cod location -- home to many retirees -- offers a large market for rehabilitation services.

The combination of a thriving facility and a lower interest-rate environment led to the prerefunding of these bonds, a process in which the issuer sells new bonds at lower rates of interest and buys high-quality securities (typically U.S. Treasury bonds) that are pledged to pay off the older high-yielding debt. Because of the safety associated with Treasury securities, a prerefunding immediately improves the credit quality of the older bonds, which, in turn, may help boost their market price. Meanwhile, the bonds your fund bought with a 77/8% coupon will continue to pay this high rate until their call date in 2004. All the risk attendant on the initial offering has been removed because the project is now up and running and cash flows are strong, making this a short-term, high-quality position for your fund. New buyers, of course, have a significantly lower interest rate.

* OUTLOOK IS CAUTIOUSLY POSITIVE FOR CAREFULLY SELECTED HIGH-YIELD MUNIS

Currently the consumer price index is moving toward an annualized core inflation rate of approximately 2%. While 2% is up from essentially zero in 1998, it is still half the 4% range that has come to be regarded as average. What's more, some prices are continuing to fall, counter to the overall trend. Even if inflation stays around 2% through the next 6 to 12 months, a yield of 5% or 6% will still constitute an attractive return, especially once the psychology of an advancing stock market begins to shift. A steady income stream with relatively low price volatility continues to look attractive, particularly if it is also free from federal, state, and local income taxes.

We consider that your fund has performed well relative to other, comparable funds, primarily because of our focus on the higher-yield sectors and our overall cautious stance toward interest rates during the year. While no one can predict when interest rates will peak, we believe this is a good time to begin incrementally lengthening maturities in your fund, locking in today's rates. However, we will move cautiously, continuing to emphasize low call risk and in-depth research because we believe this strategy will provide the best long-term returns.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/99, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Massachusetts Tax Exempt Income Fund is designed for investors seeking high current income free from federal and state income taxes, consistent with capital preservation.


TOTAL RETURN FOR PERIODS ENDED 5/31/99

                       Class A            Class B             Class M
(inception dates)    (10/23/89)          (7/15/93)           (5/12/95)
                   NAV        POP      NAV       CDSC      NAV       POP
---------------------------------------------------------------------------
1 year             3.60%     -1.34%    2.81%    -2.10%     3.29%    -0.04%
---------------------------------------------------------------------------
5 years           38.60      32.03    34.01     32.01     36.21     31.73
Annual average     6.75       5.71     6.03      5.71      6.38      5.67
---------------------------------------------------------------------------
Life of fund     104.61      94.96    90.26     90.26     97.36     91.01
Annual average     7.74       7.20     6.93      6.93      7.34      6.97
---------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/99

                        Lehman Bros. Municipal         Consumer
                              Bond Index              price index
---------------------------------------------------------------------------
1 year                            4.67%                  2.09%
---------------------------------------------------------------------------
5 years                          41.51                  12.68
Annual average                    7.19                   2.42
---------------------------------------------------------------------------
Life of fund                    105.16                  32.32
Annual average                    7.79                   2.97
---------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 10/23/89

            Fund's class A    Lehman Bros. Municipal    Consumer price
Date         shares at POP          Bond Index              index

10/23/89         9,529                10,000               10,000
5/31/90          9,926                10,453               10,287
5/31/91         10,929                11,506               10,796
5/31/92         12,236                12,636               11,123
5/31/93         13,803                14,148               11,481
5/31/94         14,068                14,497               11,744
5/31/95         15,074                15,822               12,118
5/31/96         15,990                16,545               12,468
5/31/97         17,295                17,918               12,747
5/31/98         18,821                19,600               12,962
5/31/99        $19,496               $20,516              $13,232

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $19,026 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $19,736 ($19,101 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/99

                               Class A        Class B        Class M
-----------------------------------------------------------------------------
Distributions (number)           12             12             12
-----------------------------------------------------------------------------
Income                       $0.500772      $0.437520      $0.471745
-----------------------------------------------------------------------------
Capital gains1                   --             --             --
-----------------------------------------------------------------------------
  Total                      $0.500772      $0.437520      $0.471745
-----------------------------------------------------------------------------
Share value:                NAV      POP        NAV       NAV      POP
-----------------------------------------------------------------------------
5/31/98                     $9.61   $10.09    $9.61       $9.61    $9.93
-----------------------------------------------------------------------------
5/31/99                      9.45     9.92     9.44        9.45     9.77
-----------------------------------------------------------------------------
Current return (end of period)
-----------------------------------------------------------------------------
Current dividend rate2       5.02%    4.78%    4.40%       4.73%    4.58%
-----------------------------------------------------------------------------
Taxable equivalent3          8.83     8.41     7.74        8.33     8.06
-----------------------------------------------------------------------------
Current 30-day SEC yield4    3.89     3.70     3.23        3.57     3.45
-----------------------------------------------------------------------------
Taxable equivalent3          6.85     6.51     5.69        6.28     6.07
-----------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 43.19% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 6/30/99 (most recent calendar quarter)

                         Class A            Class B             Class M
(inception dates)      (10/23/89)          (7/15/93)           (5/12/95)
                     NAV        POP      NAV       CDSC      NAV       POP
-----------------------------------------------------------------------------
1 year               1.53%     -3.31%    0.89%    -3.93%     1.24%    -2.04%
-----------------------------------------------------------------------------
5 years             36.83      30.30    32.34     30.34     34.47     30.12
Annual average       6.47       5.44     5.76      5.44      6.10      5.41
-----------------------------------------------------------------------------
Life of fund       101.19      91.70    87.02     87.02     93.83     87.59
Annual average       7.49       6.95     6.68      6.68      7.08      6.71
-----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for peformance calculation method.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


Comparative benchmarks

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the amounts listed in the Statement of Operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.



Report of independent accountants
For the fiscal year ended May 31, 1999

To the Trustees and Shareholders of
Putnam Massachusetts Tax Exempt Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Massachusetts Tax Exempt Income Fund (the "fund") at May 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
July 14, 1999




The fund's portfolio
May 31, 1999


KEY TO ABBREVIATIONS
AMBAC            -- AMBAC Indemnity Corporation
FNMA Coll.       -- Federal National Mortgage Association Collateralized
FSA              -- Financial Security Assurance
GNMA Coll.       -- Government National Mortgage Association Collateralized
G.O. Bonds       -- General Obligation Bonds
IFB              -- Inverse Floating Rate Bonds
MBIA             -- Municipal Bond Investors Assurance Corporation
U.S. Govt. Coll. -- U.S. Government Collateralized
VRDN             -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (98.9%) (a)
PRINCIPAL AMOUNT                                                                                RATING(RAT)          VALUE
Guam (0.6%)
--------------------------------------------------------------------------------------------------------------------------
     $    2,500,000  Guam, Pwr. Auth. Rev. Bonds, Ser. A, 5 1/8s, 10/1/29                       BBB         $    2,406,250

Massachusetts (90.7%)
--------------------------------------------------------------------------------------------------------------------------
          4,915,000  Agawam, Res. Recvy. Rev. Bonds (Springfield
                       Res. Recvy.), 8 1/2s, 12/1/08                                            BBB-             5,004,011
          4,000,000  Boston, Indl. Dev. Fin. Auth. Rev. Bonds
                       (Springhouse, Inc.), 6s, 7/1/28                                          BB-/P            3,990,000
          7,000,000  Boston, Indl. Dev. Fin. Auth. Swr. Fac. Rev. Bonds
                       (Harbor Elec. Energy Co.), 7 3/8s, 5/15/15                               Baa1             7,437,500
          1,255,000  Boston, Nursing Home Rev. Bonds (St. Joseph
                       Nursing Care Ctr. Inc.), 10s, 1/1/20                                     AAA/P            1,339,386
          7,935,000  Boston, Wtr. & Swr. Commn. Rev. Bonds, Ser. A,
                       5 3/4s, 11/1/13                                                          A1               8,520,206
          5,000,000  City of Quincy, IFB (Quincy Hosp.), FSA,
                       6.67s, 1/15/11                                                           Aaa              5,256,250
                     Lowell G.O. Bonds
          1,250,000    8.4s, 1/15/09                                                            Baa1             1,360,938
          2,455,000    8.3s, 2/15/05                                                            Aaa              2,709,706
                     MA Bay Trans. Auth. Rev. Bonds
          3,550,000    Ser. B, 6.2s, 3/1/16                                                     Aa3              4,026,268
          4,800,000    Ser. C, 6.1s, 3/1/23                                                     Aa3              5,160,000
          7,500,000    (Gen. Trans. Syst.), Ser. B, 5.9s, 3/1/24                                Aa3              8,184,375
          4,000,000    Ser. A, 5 1/2s, 3/1/12                                                   Aa3              4,234,880
          3,000,000  MA State Antic. Notes, Ser. B, 5 1/8s, 6/15/15                             Aa3              3,033,750
          1,000,000  MA State Cons. Loan G.O. Bonds, Ser. A,
                       7 5/8s, 6/1/08                                                           Aaa              1,093,750
                     MA State Dev. Fin. Agcy. Rev. Bonds
          3,420,000    (Lasell Village PJ), Ser. A, 6 3/8s, 12/1/25                             BB-/P            3,321,675
          1,750,000    (Boston Biomedical Research), 5 3/4s, 2/1/29                             BBB-             1,706,250
          2,000,000    (Eastern Nazarine College), 5 5/8s, 4/1/29                               BBB-             1,942,500
                     MA State G.O. Bonds
          5,075,000    AMBAC, 8.85s, 11/1/14 (acquired 5/11/98,
                       cost $6,660,937) (RES)                                                   AAA/P            6,851,250
          1,935,000    Ser. 25, 8.22s, 11/1/11 (acquired 8/13/98,
                       cost $2,401,141) (RES)                                                   Aa3              2,392,144
          5,000,000    Ser. B, AMBAC, 6 1/4s, 7/1/20                                            Aaa              5,506,250
          5,000,000    Ser. C, 5 1/4s, 8/1/15                                                   AA-              5,100,000
                     MA State Hlth. & Edl. Fac. Auth. IFB
          2,000,000    (St. Elizabeth Hosp.), Ser. E, FSA, 9.86s, 8/12/21                       Aaa              2,290,000
          7,500,000    (Beth Israel-Deaconess Hosp.), AMBAC,
                       9.70s, 7/1/25                                                            Aaa              8,596,875
          6,000,000    (Boston U.), Ser. L, MBIA, 8.725s, 10/1/31                               Aaa              6,795,000
          7,900,000    (New England Medical Ctr.), MBIA, 6.83s, 7/1/18                          Aaa              8,117,250
                     MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          2,000,000    (1st Mtge. Fairview Extended Care), Ser. A,
                       10 1/4s, 1/1/21                                                          AAA              2,255,000
          5,265,000    (Goddard Memorial Hos.), Ser. B, 9s, 7/1/15                              Baa3             5,610,437
          2,000,000    (Nichols College), Ser. B, 8 1/2s, 10/1/16                               BBB-             2,245,000
          2,500,000    (Waltham-Weston Hosp. & Med. Ctr.), Ser. B,
                       8 3/8s, 7/1/15                                                           Baa3             2,680,575
          4,250,000    (Suffolk U.), Ser. A, 8 1/8s, 7/1/20                                     Baa2             4,525,315
          2,150,000    (Valley Regl. Hlth. Syst.), Ser. B, 8s, 7/1/18                           Aaa              2,299,232
          5,810,000    (Rehab. Hosp. Cape & Islands), Ser. A,
                       7 7/8s, 8/15/24                                                          BB/P             6,899,375
          3,000,000    (Stonehill College), Ser. D, AMBAC, 7.7s, 7/1/20                         AAA              3,198,780
          2,220,000    (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11                         Baa3             2,417,025
          8,610,000    (Rev. Cooley Dickinson Hosp.), 7 1/8s, 11/15/18                          AAA/P            9,718,538
          1,900,000    (Sisters Providence Hlth. Syst), Ser. A,
                       6 5/8s, 11/15/22                                                         Aaa              2,132,750
          1,550,000    (Worcester Polytech Inst.), Ser. E, 6 5/8s, 9/1/17                       Aaa              1,706,938
          3,880,000    (Metro West Hlth. Inc.), Ser. C, 6 1/2s, 11/15/18                        Aaa              4,277,700
          5,000,000    (Harvard U.), Ser. N, 6 1/4s, 4/1/20                                     Aaa              5,762,500
          9,850,000    (MA Gen. Hosp.), Ser. F, AMBAC, 6 1/4s, 7/1/12                           Aaa             11,167,433
          7,250,000    (Newton-Wellesley Hosp.), Ser. E, MBIA,
                       6s, 7/1/25                                                               Aaa              7,820,938
          4,500,000    (Caritas Christian Oblig. Group), Ser. A,
                       5 5/8s, 7/1/20                                                           Baa2             4,381,875
          2,250,000    (Cape Cod Hlthcare), Ser. B, 5.45s, 11/15/23                             BBB+             2,185,313
          3,000,000    (Jordan Hosp.), Ser. D, 5 3/8s, 10/1/28                                  BBB+             2,853,750
          4,250,000    (Boston College), Ser. K, 5 3/8s, 6/1/14                                 AA-              4,441,250
          3,000,000    (Partners Healthcare Sys.), Ser. B, 5 1/4s, 7/1/11                       AA-              3,071,250
         10,000,000    (MA Inst. of Tech.), Ser. I-1, 5.2s, 1/1/28 (SEG)                        Aaa             10,050,000
         10,915,000    (Boston College), Ser. L, 4 3/4s, 6/1/31                                 AA-              9,946,294
                     MA State Hsg. Fin. Agcy. Rev. Bonds
                       (Residential Dev.), FNMA Coll.
          6,000,000    Ser. C, 6.9s, 11/15/21                                                   Aaa              6,487,500
          2,000,000    Ser. E, 6 1/4s, 11/15/12                                                 Aaa              2,142,500
                     MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                       (Southeastern MA)
          6,500,000    Ser. B, 9 1/4s, 7/1/15                                                   BB-/P            7,158,125
          3,410,000    Ser. A, 9s, 7/1/15                                                       BB-/P            3,746,737
                     MA State Indl. Fin. Agcy. Rev. Bonds
          1,900,000    (Odd Fellows Home of MA), 9.6s, 1/1/15                                   BB-/P            1,970,851
          6,000,000    (Orchard Cove Inc.), U. S. Govt. Coll., 9s, 5/1/22                       AAA/P            6,975,000
          3,765,000    (MA Tpk.), 9s, 10/1/20                                                   AAA/P            4,094,437
          1,765,000    (Morton Hosp. & Med. Ctr.), Ser. A, U.S. Govt.
                       Coll., 8 3/4s, 7/1/11                                                    Aaa              1,805,613
          2,500,000    (Leominster Hosp.), Ser. A, 8 5/8s, 8/1/09                               AAA/P            2,570,900
          3,600,000    (Cape Cod Hlth. Syst. Issue), 8 1/2s, 11/15/20                           Aaa              3,924,000
          3,000,000    (1st Mtge. Stone Institution & Newton),
                       7.9s, 1/1/24                                                             B/P              3,232,500
          5,140,000    (1st Mtge. Loomis & Village), 7 5/8s, 7/1/25                             AAA/P            6,129,450
          7,330,000    (Merrimack College), 7 1/8s, 7/1/12                                      AAA              8,154,625
          3,500,000    (1st Mtge. Brookhaven), Ser. A, 7s, 1/1/15                               BBB-/P           3,780,000
          1,165,000    (Clark U.), Ser. E, 7s, 7/1/12                                           A-               1,240,725
          2,605,000    (Clark U.), Ser. F, 7s, 7/1/11                                           A-               2,816,656
          3,000,000    (1st. mtge. Brookhaven), Ser. A, 7s, 1/1/09                              BBB-/P           3,266,250
          5,875,000    (American Hingham, Wtr. Treatment),
                       6 3/4s, 12/1/25                                                          BBB/P            6,337,656
          6,000,000    (1st Mtge. Berkshire Retirement Home), Ser. A,
                       6 5/8s, 7/1/16                                                           BBB              6,412,500
          2,000,000    (1st Mtge. Brookhaven), Ser. B, 6.6s, 1/1/17                             BBB-/P           2,020,060
          1,350,000    (Worcester Visiting Nurse Assoc.), 6.4s, 9/15/10                         A-/P             1,439,438
          3,385,000    (Park. School), 5.9s, 9/1/26                                             A3               3,503,475
          1,650,000    (Wentworth Inst. of Tech.), 5 3/4s, 10/1/28                              Baa1             1,668,563
          2,000,000    (Babson College), Ser. A, MBIA, 4 3/4s, 10/1/28                          AAA              1,830,000
         12,250,000    (Tufts U.), Ser. H, MBIA, 4 3/4s, 2/15/28                                AAA             11,208,750
         17,499,976  MA State Tpk. Auth. Rev. Bonds, Ser. A, MBIA,
                       5s, 1/1/37                                                               Aaa             16,340,625
                     MA State Wtr. Resources Auth. Rev. Bonds
          7,500,000    Ser. A, 7s, 4/1/18                                                       Aaa              7,874,700
         10,000,000    Ser. A, 6 1/2s, 7/15/19                                                  A1              11,579,800
          2,900,000    Ser. C, MBIA, 5 1/4s, 12/1/15                                            Aaa              3,003,994
          9,200,000    Ser. A, FSA, 4 3/4s, 8/1/37                                              Aaa              8,303,000
                     Somerville, Hsg. Auth. Rev. Bonds
                       (Clarendon-Hill Mtge.) GNMA Coll.
          2,000,000    7.95s, 11/20/30                                                          AAA              2,077,140
          1,325,000    7.85s, 11/20/10                                                          AAA              1,376,914
          3,020,000  Worcester Mtge. Rev. Bonds (Briarwood Issue),
                       9 1/4s, 12/1/22                                                          BB-/P            3,435,250
                     Worcester Rev. Bonds (St. Francis Home)
          2,000,000    9 3/4s, 7/1/19                                                           BB-/P            2,006,500
          1,000,000    9.4s, 7/1/08                                                             BB-/P            1,002,990
                                                                                                            --------------
                                                                                                               386,534,706

Puerto Rico (7.6%)
--------------------------------------------------------------------------------------------------------------------------
                     Cmnwlth. of PR, G.O. Bonds
          1,700,000    6 1/2s, 7/1/13                                                           A                1,989,000
          4,000,000    5 1/2s, 7/1/10                                                           A                4,285,000
          3,800,000  Cmnwlth. of PR, Govt. Dev. Bank VRDN, MBIA,
                       3s, 12/1/15                                                              VMIG1            3,800,000
                     Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
          1,000,000    Ser. Y, MBIA, 6 1/4s, 7/1/14                                             Aaa              1,158,750
          2,925,000    Ser. Y, MBIA, 6 1/4s, 7/1/13                                             Aaa              3,356,438
          5,000,000    Ser. W, MBIA, 5 1/2s, 7/1/15                                             Aaa              5,343,750
                     Cmnwlth. of PR, Hwy. & Trans. Auth. VRDN
          1,200,000    AMBAC, 3s, 7/1/28                                                        VMIG1            1,200,000
          1,830,000    Ser. X, AMBAC, 3s, 7/1/99                                                VMIG1            1,830,000
          5,000,000  PR Elec. Pwr. Auth. Rev. Bonds, Ser. BB, MBIA,
                       6 1/4s, 7/1/10                                                           AAA              5,706,250
          2,600,000  PR Indl. Med. & Env. Poll. Control Fac. Fin. Auth.
                       Rev. Bonds (Special Facilities-American Airlines),
                       Ser. A, 6.45s, 12/1/25                                                   Aa3              2,804,750
          1,000,000  PR Pub. Bldg. Auth. Rev. Bonds, Ser. K, 6 7/8s, 7/1/21                     Aaa              1,103,750
                                                                                                            --------------
                                                                                                                32,577,688
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $400,888,458) (b)                                              $  421,518,644
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $426,245,371.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      May 31, 1999 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 1999.
      Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $400,888,394, resulting in gross unrealized appreciation and depreciation of $23,941,756 and $3,311,506, respectively, or net unrealized appreciation of $20,630,250.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 1999 was $9,243,394 or 2.2% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 1999.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at May 31, 1999.

      The fund had the following industry group concentration greater than 10% at May 31, 1999 (as a percentage of net assets):

          Hospital/health care      35.9%
          Education                 19.0
          Transportation            13.5
          Water and sewerage        10.7

      The fund had the following insurance concentration greater than 10% at May 31, 1999 (as a percentage of net assets):

          MBIA                      17.5%


-------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 1999
                            Total      Aggregate Face   Expiration  Unrealized
                        Market Value       Value           Date    Appreciation
-------------------------------------------------------------------------------
Municipal Index (Short)   $2,927,250    $2,959,969        Jun-99       $32,719
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
May 31, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $400,888,458) (Note 1)                                            $421,518,644
-----------------------------------------------------------------------------------------------
Cash                                                                                      8,575
-----------------------------------------------------------------------------------------------
Interest and other receivables                                                        7,957,153
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                1,291,972
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                          204,681
-----------------------------------------------------------------------------------------------
Total assets                                                                        430,981,025

Liabilities
-----------------------------------------------------------------------------------------------
Payable for variation margin                                                              8,250
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                   820,166
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      2,427,239
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                              516,111
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            648,753
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               47,788
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            10,232
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,621
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  193,886
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   61,608
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     4,735,654
-----------------------------------------------------------------------------------------------
Net assets                                                                         $426,245,371

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $412,616,934
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                              (182,400)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                (6,852,068)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           20,662,905
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $426,245,371

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($298,242,918 divided by 31,558,298 shares)                                               $9.45
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.45)*                                    $9.92
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($122,653,912 divided by 12,990,409 shares)+                                              $9.44
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($5,348,541 divided by 566,194 shares)                                                    $9.45
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.45)**                                   $9.77
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

  + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended May 31, 1999
Tax exempt interest income:                                                         $25,429,610
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      2,514,877
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          542,146
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        10,679
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          6,882
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                   599,924
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   984,302
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    17,159
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  36,593
-----------------------------------------------------------------------------------------------
Registration fees                                                                         8,173
-----------------------------------------------------------------------------------------------
Auditing                                                                                 32,853
-----------------------------------------------------------------------------------------------
Legal                                                                                    10,917
-----------------------------------------------------------------------------------------------
Postage                                                                                  27,862
-----------------------------------------------------------------------------------------------
Other                                                                                    42,113
-----------------------------------------------------------------------------------------------
Total expenses                                                                        4,834,480
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (70,937)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          4,763,543
-----------------------------------------------------------------------------------------------
Net investment income                                                                20,666,067
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        300,754
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                      (1,475,979)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures contracts during the year     (5,834,626)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                              (7,009,851)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $13,656,216
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended May 31
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $ 20,666,067    $ 20,001,406
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                              (1,175,225)      1,042,652
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                            (5,834,626)     10,810,187
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 13,656,216      31,854,245
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                         (15,623,127)    (15,261,832)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (5,275,795)     (4,463,933)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (164,850)       (127,246)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                    31,754,164      21,464,363
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                         24,346,608      33,465,597

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                   401,898,763     368,433,166
---------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income and undistributed
net investment income of $182,400 and
$242,032, respectively)                                                            $426,245,371    $401,898,763
---------------------------------------------------------------------------------------------------------------





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                           Year ended May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.61            $9.31            $9.11            $9.21            $9.05
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .49              .51              .52              .54              .55
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.15)             .30              .21             (.10)             .18
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .34              .81              .73              .44              .73
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.50)            (.51)            (.53)            (.54)            (.55)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain                                          --               --               --               --             (.02)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.50)            (.51)            (.53)            (.54)            (.57)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.45            $9.61            $9.31            $9.11            $9.21
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                               3.60             8.86             8.17             4.81             8.45
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $298,243         $293,978         $280,402         $259,934         $251,232
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .97              .95              .96              .95              .89
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            5.11             5.33             5.67             5.80             6.11
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                               9.42            31.13            19.12            34.57            47.53
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                           Year ended May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.61            $9.30            $9.10            $9.20            $9.05
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .43              .45              .46              .48              .49
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.16)             .30              .21             (.11)             .17
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .27              .75              .67              .37              .66
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.44)            (.44)            (.47)            (.47)            (.49)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain                                          --               --               --               --             (.02)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.44)            (.44)            (.47)            (.47)            (.51)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.44            $9.61            $9.30            $9.10            $9.20
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                               2.81             8.27             7.47             4.12             7.64
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $122,654         $105,351          $85,192          $65,538          $47,573
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.62             1.60             1.61             1.60             1.53
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            4.47             4.67             4.99             5.13             5.46
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                               9.42            31.13            19.12            34.57            47.53
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                            May 12, 1995+
operating performance                                                   Year ended May 31                             to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.61            $9.31            $9.10            $9.21            $9.10
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .46              .48              .50              .51              .02(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.15)             .30              .21             (.11)             .12
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .31              .78              .71              .40              .14
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.47)            (.48)            (.50)            (.51)            (.03)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain                                          --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.47)            (.48)            (.50)            (.51)            (.03)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.45            $9.61            $9.31            $9.10            $9.21
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                               3.29             8.55             7.96             4.37             1.53*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                     $5,349           $2,570           $2,839           $1,290              $22
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.27             1.25             1.26             1.24              .06*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            4.81             5.05             5.30             5.58              .30*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                               9.42            31.13            19.12            34.57            47.53
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
May 31, 1999

Note 1
Significant accounting policies

Putnam Massachusetts Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Massachusetts personal income tax as the fund's Manager, Putnam Investment Management ("Putnam Management"), a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of Massachusetts tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term tax-exempt investments having remaining maturities of 60 days or less are stated at amortized cost which approximates market value.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At May 31, 1999, the fund had a capital loss carryover of approximately $3,728,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover              Expiration
--------------             ------------
    $1,126,000             May 31, 2003
     2,014,000             May 31, 2004
       588,000             May 31, 2007

E) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of post-October loss deferrals, dividends payable, unrealized gains and losses on certain futures contracts and current year straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 1999, the fund reclassified $26,727 to increase distributions in excess of net investment income and $26,727 to increase paid-in- capital. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount are accreted according to the yield-to-maturity basis.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended May 31, 1999, the fund had no borrowings against the line of credit.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter. On June 4, 1999, the Trustees approved a management fee schedule to become effective July 1, 1999, based upon the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the initial tiers mentioned above.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended May 31, 1999, fund expenses were reduced by $70,937 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $440 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended May 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $49,656 and $2,029 from the sale of class A and class M shares, respectively and $213,777 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended May 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received $291 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended May 31, 1999, purchases and sales of investment securities other than short-term investments aggregated $68,262,820 and $38,605,953, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At May 31, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                      Year ended May 31, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      4,428,064        $42,583,002
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      897,278          8,622,349
-----------------------------------------------------------------------------
                                                 5,325,342         51,205,351

Shares
repurchased                                     (4,345,147)       (41,754,222)
-----------------------------------------------------------------------------
Net increase                                       980,195        $ 9,451,129
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      5,088,492        $48,546,833
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      873,674          8,354,893
-----------------------------------------------------------------------------
                                                 5,962,166         56,901,726

Shares
repurchased                                     (5,491,082)       (52,351,447)
-----------------------------------------------------------------------------
Net increase                                       471,084        $ 4,550,279
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      3,303,119        $31,731,900
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      330,361          3,172,011
-----------------------------------------------------------------------------
                                                 3,633,480         34,903,911

Shares
repurchased                                     (1,610,664)       (15,460,661)
-----------------------------------------------------------------------------
Net increase                                     2,022,816        $19,443,250
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,983,560       $ 28,444,358
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      284,284          2,717,263
-----------------------------------------------------------------------------
                                                 3,267,844         31,161,621

Shares
repurchased                                     (1,456,444)       (13,895,820)
-----------------------------------------------------------------------------
Net increase                                     1,811,400       $ 17,265,801
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,188,317       $ 11,361,770
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       12,069            115,843
-----------------------------------------------------------------------------
                                                 1,200,386         11,477,613

Shares
repurchased                                       (901,684)        (8,617,828)
-----------------------------------------------------------------------------
Net increase                                       298,702       $  2,859,785
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        106,396         $1,012,124
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        9,116             87,040
-----------------------------------------------------------------------------
                                                   115,512          1,099,164

Shares
repurchased                                       (153,096)        (1,450,881)
-----------------------------------------------------------------------------
Net decrease                                       (37,584)        $ (351,717)
-----------------------------------------------------------------------------



Federal tax information
(Unaudited)

The fund has designated 99.72% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.



Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

David E. Hamlin
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Massachusetts Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free:
1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
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U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminv.com

AN047-53218 845/236/258 7/99